Exhibit 10.1

FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of October 16, 2014, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Additional Definitions.  The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Fourteenth Amendment Effective Date” means October 16, 2014.

1.2                               Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Net Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the Fourteenth Amendment Effective Date, the Aggregate Commitment is $2,500,000,000.

ANTERO RESOURCES CORPORATION

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

“Borrowing Base” means, (a) for the period from the Effective Date until the first Redetermination after the Effective Date, the Initial Borrowing Base and (b) at any time thereafter, an amount equal to the amount determined in accordance with Section 3.02, as the same may be redetermined, adjusted or reduced from time to time pursuant to Section 3.03 and Section 3.04.

“Hedge Modification” means, any amendment, modification, cancellation, sale, transfer, assignment, early termination, monetization or other disposition by any Credit Party of any Hedging Contract (including any Existing Hedging Contract) for Crude Oil, Natural Gas or Natural Gas Liquids.

“Material Adverse Effect” means a material adverse effect on (a) the Borrowers’ consolidated financial condition, (b) the Borrowers’ consolidated business, assets, or operations, considered as a whole, (c) the Borrowers’ ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Documents.

“Maximum Facility Amount” means $4,000,000,000.

1.3                               Mandatory Prepayment of Loans.  Section 2.11(b) of the Credit Agreement, shall be and it hereby is amended and restated in its entirety to read as follows:

(b)                                 [Reserved].

1.4                               Initial Borrowing Base.  Section 3.01 of the Credit Agreement, shall be and it hereby is amended and restated in its entirety to read as follows:

Initial Borrowing Base.  During the period from the Effective Date until the first Redetermination after the Effective Date, the Borrowing Base shall be $550,000,000 (the “Initial Borrowing Base”).  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 7.03 and 7.05.

1.5                               Additional Reductions in Borrowing Base.  Section 3.06 of the Credit Agreement, shall be and it hereby is deleted in its entirety.

1.6                               Limitations on Indebtedness.  Section 7.01(h) of the Credit Agreement, shall be and it hereby is amended and restated in its entirety to read as follows:

(h)                                 Indebtedness of any Credit Party resulting from the issuance of Senior Notes and any Permitted Refinancing thereof; provided that at the time of and immediately after giving effect to each issuance of such Senior Notes or any Permitted Refinancing thereof, (x) no Default shall have occurred and be continuing and (y) the Borrowers are in pro forma compliance with the financial covenants set forth in Sections 7.11 and 7.12 as of the last day of the most recently ended fiscal quarter for which the financial statements and compliance certificate required under Section 6.01 have been delivered to the Administrative Agent and the Lenders as if such issuance (and any concurrent repayment of Indebtedness) had occurred on such day; and

1.7                               Hedging Contracts.  Section 7.03(c) of the Credit Agreement, shall be and it hereby is amended and restated in its entirety as follows:

(c)                                  Notwithstanding anything to the contrary contained in this Section 7.03, the Borrowers may enter into Hedging Contracts for Crude Oil, Natural Gas and Natural Gas Liquids with a term longer than 60 months; provided that (i) any Hedging Contract with a term longer than 60 months at the time such Hedging Contract is entered into shall in any event expire by its terms on or before December 31, 2020, (ii) except for the term of such Hedging Contract exceeding 60 months at the time it is entered into, such Hedging Contract is otherwise permitted under the terms of this Section 7.03 and (iii) the volumes of Crude Oil, Natural Gas and Natural Gas Liquids covered by all such Hedging Contracts for the period beyond 60 months (other than basis or transportation price differential swaps for volumes of Natural Gas) does not, for any single month in such period, exceed 65% of the Credit Parties’ aggregate Projected Oil and Gas Production anticipated to be sold during such month in the ordinary course of business.

1.8                               Schedule 1.01.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                                       Redetermined Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the Fourteenth Amendment Effective Date, the Borrowing Base is $4,000,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the next Redetermination of the Borrowing Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 3.                                       New Lenders and Reallocation and Increase of Commitments.  The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, (a) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”) and (b) allow certain financial institutions identified by J.P. Morgan Securities LLC (“J.P. Morgan”), in its capacity as an Arranger, in consultation with Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment.  Each of the Administrative Agent and Borrower hereby consents to (i) the reallocation of the Commitments, (ii) each New Lender’s acquisition of an interest in the Aggregate Commitment, and (iii) the increase in each Increasing Lender’s Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 4.  The increase in each Increasing Lender’s Commitment and the acquisition by each New Lender of an interest in the Aggregate Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit E to the Credit Agreement as if such Increasing Lender or New Lender, as the case may be, had executed a Lender Certificate with respect to such increase or acquisition.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 4. Each New Lender agrees that it shall be deemed to be, and hereby becomes on the date of the effectiveness of this Amendment, a party in all respects to the Credit Agreement and the other Loan Documents to which the Lenders are party and shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

SECTION 4.                                       Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment and the increase and reallocation of the Commitments contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1                               Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

4.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

4.3                               Fees.  Borrower, the Administrative Agent and J.P. Morgan shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have each received, for its own account and for the account of the Lenders, the fees separately agreed upon in such fee letter.

4.4                               Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

4.5                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

5.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

5.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 6.                                       Miscellaneous.

6.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.8                               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer and
Regional Vice President

RESTRICTED SUBSIDIARIES:

ANTERO RESOURCES MIDSTREAM LLC

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer and
Regional Vice President

ANTERO MIDSTREAM LLC
(f/k/a Antero Resources Midstream Operating LLC)

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer and
Regional Vice President

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
Name: Suzanne Ridenhour
Title: Director

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Mark Roche
Name: Mark Roche
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

SIGNATURE PAGE

MUFG UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Francis
	Name:	Lara Francis
	Title:	Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Victor Ponce de León
	Name:	Victor Ponce de León
	Title:	Vice President

SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Devin S. Eaton
	Name:	Devin S. Eaton
	Title:	Relationship Manager

SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Vice President

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Remy Riester
	Name:	Remy Riester
	Title:	Authorized Signatory

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Traci Bankston
	Name:	Traci Bankston
	Title:	Assistant Vice President

SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

By:	/s/ William M. Reid
	Name:	William M. Reid
	Title:	Authorized Signatory

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Executive Director

SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Luchansky
	Name:	Jonathan Luchansky
	Title:	Assistant Vice President

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan Lee
	Name:	Jonathan Lee
	Title:	Director

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Rhianna Disch
	Name:	Rhianna Disch
	Title:	Vice President

SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Adam Hendley
	Name:	Adam Hendley
	Title:	Director

SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ H. Brett Humphreys
	Name:	H. Brett Humphreys
	Title:	Authorized Signatory

SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Chulley Bogle
	Name:	Chulley Bogle
	Title:	Vice President

SIGNATURE PAGE

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	SVP

By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	VP

SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	6.85000%	$171,250,000.00
Wells Fargo Bank, N.A.	6.85000%	$171,250,000.00
Credit Agricole Corporate and Investment Bank	6.00000%	$150,000,000.00
MFUG Union Bank, N.A.	6.00000%	$150,000,000.00
Citibank, N.A.	6.00000%	$150,000,000.00
Barclays Bank PLC	6.00000%	$150,000,000.00
Capital One, National Association	6.00000%	$150,000,000.00
Toronto Dominion (New York) LLC	3.83333%	$95,833,333.34
Comerica Bank	3.83333%	$95,833,333.34
BMO Harris Bank N.A.	3.83333%	$95,833,333.34
U.S. Bank National Association	3.83333%	$95,833,333.34
Credit Suisse AG, Cayman Islands Branch	3.83333%	$95,833,333.34
The Bank of Nova Scotia	3.83333%	$95,833,333.34
Branch Banking and Trust Company	2.83333%	$70,833,333.33
Canadian Imperial Bank of Commerce, New York Branch	2.83333%	$70,833,333.33
KeyBank National Association	2.83333%	$70,833,333.33
ABN AMRO Capital USA LLC	2.83333%	$70,833,333.33
PNC Bank, National Association	2.83333%	$70,833,333.33
Sumitomo Mitsui Banking Corporation	2.83333%	$70,833,333.33
Fifth Third Bank	2.83333%	$70,833,333.33
Guaranty Bank and Trust Company	0.46667%	$11,666,666.66
Compass Bank	2.83333%	$70,833,333.33
HSBC Bank USA, National Association	2.83333%	$70,833,333.33
Morgan Stanley Bank, N.A.	2.83333%	$70,833,333.33
SunTrust Bank	2.83333%	$70,833,333.33
Santander Bank, N.A.	1.66667%	$41,666,666.67
TOTAL	100.000000000%	$2,500,000,000.00